Exhibit 99.2

Contact: Steve Pickman or Marta Myers

              913-367-1480

FOR IMMEDIATE RELEASE:

CLOUD L. “BUD” CRAY STEPS DOWN AS CHAIRMAN OF MGP INGREDIENTS;

LADD SEABERG ADDS NEW ROLE OF CHAIRMAN, REMAINS CEO;

PRESIDENT TIM NEWKIRK OUTLINES GROWTH PLAN

ATCHISON, Kan., October 12, 2006—Cloud L. “Bud” Cray stepped down as chairman of the Board of Directors of MGP Ingredients, Inc. (Nasdaq/MGPI) today at the close of the company’s annual meeting of stockholders.  As previously announced, he will maintain a position on the board, to which he was re-elected for a three-year term by holders of the company’s preferred stock in 2004.  Cray is succeeded by Ladd M. Seaberg, who also continues as chief executive officer of the company.  Tim Newkirk, who was named chief operating officer of MGPI this past spring, succeeds Seaberg as president.

A director since 1947 and chairman since 1980, Cray reflected on the company’s past milestones and expressed optimism about future opportunities.  “The future of MGP Ingredients is more exciting than ever,” he said.  “Simultaneously, we face some interesting challenges.  I feel very confident about the transition to new leadership.  Under CEO Ladd Seaberg, the company has successfully navigated some of the most evolutionary periods in its history.  We now have strategies and plans in place to maintain our growth.  At the same time, our new president, Tim Newkirk, has everyone focused on ways to better serve customers, improve profits and build value for our stockholders.”

Seaberg called Cray “a true visionary” and praised him for “the outstanding leadership he has provided to the company and board throughout his amazing and successful career.”  He added that “we are very fortunate to have someone of Tim Newkirk’s caliber to serve as our new president.  We look forward to Tim’s refreshing approach to creating value for our company and stockholders, and I offer him my full support and confidence as he oversees the development and implementation of future growth initiatives.”

 As chairman and CEO, Seaberg said he plans to perform an active role in helping launch MGP Ingredients into new areas of growth.  “I will remain intimately involved in day-to-day management and in charting the company’s strategic direction in its mission to provide customers with superior product solutions derived from natural sources.  With all that has transpired over the past two years, the coming fiscal year should see us get back to the basics, namely our heritage.  While in some ways this marks a new beginning for MGP Ingredients, we like to think of it as a recommitment.  We will do this by focusing on the following priorities in specific ways:

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•              Achieve the full profit opportunity from our key products.  We plan to aggressively control costs and improve the productivity of our capital base.  We will maintain a strong research and development program that is focused on projects with high prospects for commercial success.  At the same time, we will work to enhance our risk management programs regarding commodity prices and energy costs.

•              Make our customers’ businesses more productive.  For our distillery customers, we want to be the lowest-cost producer of the highest-quality products.  On the ingredients side, we will shift our focus to providing solutions.  We will redouble our efforts on how we collaborate with customers, while striving to exceed their expectations.

•              Ensure the right people in the right roles can do great work.  We have tremendous strength in its people throughout the company.  We need to make sure we are organized in a way that allows our teams to be more productive and innovative, while allowing us to measure the return on every investment we make.  Through greater measurement and accountability, we aim to create a stronger link between performance and reward.”

In his remarks, Newkirk said “I am very excited and honored to have the opportunity to build on the tradition of excellence that has been the hallmark of Bud Cray and Ladd Seaberg.  They have guided this company through many changes, successfully leading the way past periodic obstacles and challenges to achieve long-term growth.  I look forward to continuing that legacy and driving improved returns for our company and stockholders.”

Newkirk went on to outline a program that is geared to maintain strength in the distillery segment and a return to excellence in the company’s ingredients segment.  Newkirk said, “We plan to approach ingredients sales in a totally new way.  For example, we will no longer have sales agents but instead solutions partners.  We know that we can add greater value if we respond to customer initiatives by working directly with their in-house R&D and product development groups.  To boost the success rate, our ingredients technicians and applications specialists will be much more proactive as part of a customer-facing team focused on total solutions.

“We are also reviewing all products in our Ingredients segment for profitability.  At the current price of wheat, we have to ensure we can adequately cover our variable costs.  On one hand, commodity products have improved our capacity utilization, but the resulting sales of low valued commodity wheat gluten and commodity starch are negatively impacting our margins.  We aim to reduce sales of these ingredients where feasible.  We also plan to find the lowest-cost sourcing for key ingredients, some of which have been produced internally.”

Seaberg concluded, “While it is gratifying to report record financial results from last year, I am actually more encouraged by the prospect of what lies ahead.  With the majority of our invested capital in fixed plant assets, our greatest lever for creating stockholder value is improving our productivity.  Since we operate in the volatile world of commodities, it’s also our greatest defense.  This past year, especially, has been a true test of our system wide operating capabilities.  We reviewed our strengths, as well as our weaknesses, and have plans in place to further improve our performance.”

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NOTE:  Biographical sketches of Mr. Cray, Mr. Seaberg and Mr. Newkirk are available in the Executive Profiles section under Company on the company’s website, www.mgpingredients.com.

About MGP Ingredients

In business since 1941, MGP Ingredients, Inc. is a recognized pioneer in the development and production of natural grain-based products.  These include specialty proteins and starches for use in food and non-food applications, and food grade and fuel grade alcohol.  The Company has facilities in Atchison, Kan., Pekin, Ill., Kansas City, Kan., and Onaga, Kan., that utilize the latest technologies to assure high quality products and to maintain efficient production and service capabilities.

Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements as well as historical information. Forward-looking statements are usually identified by or are associated with such words as “intend,” “plan”, “believe,” “estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will”, “could” and or the negatives of these terms or variations of them or similar terminology. They reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, company performance and financial results and are not guarantees of future performance. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Important factors that could cause actual results to differ materially from our expectations include, among others:  (i) the availability and cost of grain, (ii) fluctuations in gasoline prices, (iii) fluctuations in energy costs, (iv) competitive environment and related market conditions, (vi) our ability to realize operating efficiencies, (vii) the effectiveness of our hedging programs; (viii) access to capital and (ix) actions of governments. For further information on these and ither risks and uncertainties that may affect the company’s business, see Item 1A—Risk Factors in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006.

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